SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 9, 2002

GENUINE PARTS COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	001-05690	58-0254510

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2999 Circle 75 Parkway, Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (770) 953-1700

SIGNATURES
EXHIBIT INDEX
Sworn Statement of Larry L. Prince
Sworn Statement of Jerry W. Nix

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)	Exhibits.

     The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Sworn Statement of Larry L. Prince, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of Genuine Parts Company, Regarding Facts and Circumstances Relating to Exchange Act Filings, as filed on August 9, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.
99.2	Sworn Statement of Jerry W. Nix, Executive Vice President - Finance (Principal Financial Officer) of Genuine Parts Company, Regarding Facts and Circumstances Relating to Exchange Act Filings, as filed on August 9, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9.  Regulation FD Disclosure

     On August 9, 2002, Larry L. Prince, the Registrant’s Chairman of the Board and Chief Executive Officer (Principal Executive Officer), and Jerry W. Nix, the Registrant’s Executive Vice President – Finance (Principal Financial Officer), each filed with the Securities and Exchange Commission (“Commission”) the sworn statements required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). Copies of the sworn statements are attached as Exhibit 99.1 and 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUINE PARTS COMPANY

Date: August 9, 2002	By:	/s/ Jerry W. Nix

Name: Jerry W. Nix
Title: Executive Vice President – Finance (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Sworn Statement of Larry L. Prince, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of Genuine Parts Company, Regarding Facts and Circumstances Relating to Exchange Act Filings, as filed on August 9, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2	Sworn Statement of Jerry W. Nix, Executive Vice President - Finance (Principal Financial Officer) of Genuine Parts Company, Regarding Facts and Circumstances Relating to Exchange Act Filings, as filed on August 9, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.